UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 9, 2013

GENTIVA HEALTH SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-15669	36-4335801
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3350 Riverwood Parkway, Suite 1400, Atlanta, Georgia	30339-3314
(Address of principal executive offices)	(Zip Code)

(770) 951-6450

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Gentiva Health Services, Inc. (the “Company”) held its 2013 Annual Meeting of Shareholders on May 9, 2013 (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders approved the amendment of the Company’s 2004 Equity Incentive Plan (amended and restated as of March 16, 2011) (the “Equity Plan”) to increase the aggregate number of shares of the Company’s common stock available for issuance under the Equity Plan from 6,200,000 to 7,800,000. The Company’s Compensation Committee of its Board of Directors previously had approved such amendment, subject to shareholder approval, and also had approved a clarifying amendment to the definition of “Change of Control” in the Equity Plan.

For a description of the Equity Plan, see proposal no. 4 in the Company’s proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on March 28, 2013. The description of the changes to the Equity Plan is qualified in its entirety by reference to the Equity Plan and to Amendment No. 1 to the Equity Plan, filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K, which are incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Shareholders on May 9, 2013. The following is a summary of the final voting results for each matter presented to shareholders at such Annual Meeting:

Proposal No. 1 – Election of Directors

The following individuals were elected as directors to serve until the 2014 Annual Meeting of Shareholders by votes as follows:

Nominees	For	Against	Abstain	Broker Non-Votes

Robert S. Forman, Jr.	25,762,004	334,609	15,909	2,028,529
Victor F. Ganzi	16,333,587	9,769,155	9,780	2,028,529
Philip R. Lochner, Jr.	25,762,600	340,212	9,710	2,028,529
Stuart Olsten	16,417,791	9,686,454	8,277	2,028,529
Sheldon M. Retchin	25,765,026	335,750	11,746	2,028,529
Tony Strange	25,674,891	429,019	8,612	2,028,529
Raymond S. Troubh	16,258,363	9,843,980	10,179	2,028,529
Rodney D. Windley	25,511,557	590,896	10,069	2,028,529

Proposal No. 2 – Ratification of Appointment of Independent Registered Public Accounting Firm

The proposal to ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for its 2013 fiscal year was approved by votes as follows:

For	Against	Abstain	Broker Non-Votes
27,970,441	166,947	3,663	0

Proposal No. 3 – Non-Binding Advisory Vote on the Compensation of Named Executive Officers

The proposal to approve, by a non-binding advisory vote, the compensation of the Company’s named executive officers disclosed in the Company’s 2013 proxy statement was not approved, and the votes were as follows:

For	Against	Abstain	Broker Non-Votes
9,156,708	15,545,395	1,410,419	2,028,529

Proposal No. 4 – Approval of Amendment to Gentiva Health Services, Inc. 2004 Equity Incentive Plan (amended and restated as of March 16, 2011)

The proposal to approve the amendment to the Company’s 2004 Equity Incentive Plan (amended and restated as of March 16, 2011) was approved by votes as follows:

For	Against	Abstain	Broker Non-Votes
23,106,571	2,981,100	24,851	2,028,529

Item 9.01	Financial Statements and Exhibits.

(d) The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description

10.1	Gentiva Health Services, Inc. 2004 Equity Incentive Plan (amended and restated as of March 16, 2011) (incorporated by reference to Appendix A to the Company’s Definitive Proxy Statement filed on April 4, 2011)

10.2	Amendment No. 1 to Gentiva Health Services, Inc. 2004 Equity Incentive Plan (amended and restated as of March 16, 2011) (incorporated by reference to Appendix A to the Company’s Definitive Proxy Statement filed on March 28, 2013)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENTIVA HEALTH SERVICES, INC.

/s/ John N. Camperlengo
John N. Camperlengo
Senior Vice President, General Counsel and Secretary

Date: May 14, 2013

EXHIBIT INDEX

Exhibit No.	Description

10.1	Gentiva Health Services, Inc. 2004 Equity Incentive Plan (amended and restated as of March 16, 2011) (incorporated by reference to Appendix A to the Company’s Definitive Proxy Statement filed on April 4, 2011)

10.2	Amendment No. 1 to Gentiva Health Services, Inc. 2004 Equity Incentive Plan (amended and restated as of March 16, 2011) (incorporated by reference to Appendix A to the Company’s Definitive Proxy Statement filed on March 28, 2013)

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